Barinthus Bio Reports Second Quarter 2026 Financial Results and Updates on Corporate Developments

•Proposed combination with Clywedog Therapeutics Inc. (“Clywedog”) progressing towards closing
•Completed enrollment of 42 planned subjects in the Phase 1 AVALON trial evaluating VTP-1000 in patients with celiac disease; topline data from multiple ascending dose ("MAD") expected in the fourth quarter of 2026.

GERMANTOWN, Maryland, August 6, 2026 (GLOBE NEWSWIRE) – Barinthus Biotherapeutics plc (NASDAQ: BRNS) (“Barinthus Bio,” or the “Company”), today announced its financial results for the quarter ended June 30, 2026, and provided an overview of the Company’s corporate developments. Barinthus Bio is an immunology and inflammation (“I&I”) company focused on developing therapies that promote immune tolerance with curative potential.

“During the second quarter, our primary focus remained advancing the proposed combination with Clywedog and progressing the clinical development of VTP-1000, our lead asset for celiac disease,” said Bill Enright, Chief Executive Officer of Barinthus Bio. “We are pleased to announce the completion of enrollment in the multiple ascending dose portion of the Phase 1 AVALON trial and remain on track to report topline data in the fourth quarter of 2026. We believe VTP-1000 has the potential to address a significant unmet need in celiac disease and to be an important driver of long-term value for shareholders of the combined company.”

Recent Corporate Developments

•During the third quarter of 2026, Barinthus Bio completed enrollment in all cohorts in the MAD portion of the Phase 1 AVALON clinical trial.
•On June 30, 2026, Barinthus Bio received a notice (the “Extension Notice”) from the Nasdaq Stock Market (“Nasdaq”) informing the Company that Nasdaq had granted the Company an additional 180 calendar days, or until December 28, 2026, to regain compliance with the Bid Price Requirement for continued listing on the Nasdaq Capital Market under Nasdaq Listing Rule 5550(a)(2). In connection with the Extension Notice, the listing of the Company’s American Depositary Shares (the “ADSs”) was transferred from the Nasdaq Global Market to the Nasdaq Capital Market, effective as of July 2, 2026. The Extension Notice has no other immediate effect on the listing of the ADSs.

Upcoming Milestones

Celiac Disease (VTP-1000):
•Data from the MAD portion of the Phase 1 AVALON clinical trial, which includes a gluten challenge following three doses of test medication, is expected in the fourth quarter of 2026.
•An abstract outlining Phase 1 Single Ascending Dose data for VTP-1000 has been selected for poster presentation at the American College of Gastroenterology ("ACG") Annual Scientific Meeting, to be held October 9–14, 2026 in Nashville, Tennessee. The poster will be presented by Dr. Adam Bledsoe, from the Division of Gastroenterology and Hepatology at Mayo Clinic.

Corporate:
•Barinthus Bio expects to complete the merger with Clywedog in the second half of 2026 which will result in a differentiated biopharmaceutical company focusing on metabolic and autoimmune diseases with three potentially disease-modifying clinical stage therapies.
•At closing, the combined company will be renamed “Clywedog Therapeutics Holdings, Inc.” and is expected to trade on the NASDAQ under the new ticker symbol “CLYD.” The combined company's estimated cash runway is expected to extend through 2027, supported by existing cash and additional investments by OrbiMed and Torrey Pines Investments, LLC, both existing shareholders in Clywedog, and new investors.

Second Quarter 2026 Financial Highlights

•Cash: As at June 30, 2026, cash, cash equivalents and restricted cash were $59.6 million, compared to $67.2 million as of March 31, 2026. The $7.6 million decrease was a result of the net cash used in operating activities of which $8.1 million was used for the development of the Company's pipeline and general corporate expenses, and a

$0.5 million translational gain from the conversion of balances in pound sterling denominated entities to the United States dollar reporting currency. Based on standalone research and development plans, the Company expects its available resources to fund its operating expenses and capital expenditure requirements for at least the next 12 months from the date of issuance of the financial statements.
•Research and Development Expenses: Research and development expenses were $3.9 million in the second quarter of 2026 compared to $3.6 million for the first quarter of 2026. The increase was primarily attributable to an increase in VTP-1000 Celiac program cost in second quarter of 2026 offset by reduced activity in the Barinthus legacy asset clinical programs and the reduction in workforce. The quarter-on-quarter research and development expenses are outlined in the following table, with the expense primarily attributable to the continued progression of the Phase 1 AVALON clinical trial of VTP-1000 in celiac disease, and the reduced activity on legacy assets in infectious disease and oncology. It is anticipated that research and development expenses related to the Barinthus legacy assets in infectious disease and oncology will continue to decrease going forward as the clinical trials complete, and that research and development expenses related to the autoimmune program will continue at current levels or increase, as the clinical development continues.

	Three months ended June 30, 2026	Three months ended March 31, 2026	Change
	$000	$000	$000
Direct research and development expenses by program:
VTP-1000 Celiac	$2,936	$1,422	$1,514
Barinthus legacy assets[1]	506	1,480	(974)
Total direct research and development expenses	3,442	2,902	540
Indirect research and development expenses:
Personnel-related (including share-based compensation)	440	503	(63)
Facility related	15	87	(72)
Other indirect costs	26	101	(75)
Total indirect research and development expenses	481	691	(210)
Total research and development expense	$3,923	$3,593	$330
1 In January 2025, we announced a strategic focus on developing a pipeline in I&I, and the deprioritization of our programs in infectious disease and oncology. The following programs were previously presented separately and have been grouped collectively as "Barinthus Legacy Assets" for both years presented: VTP-300 HBV, VTP-850 Prostate Cancer, VTP-200 HPV, VTP-600 NSCLC, VTP-500 MERS and other and earlier stage programs.
•General and Administrative Expenses: General and administrative expenses were $7.1 million in the second quarter of 2026, compared to $2.5 million for the first quarter of 2026. The increase of $4.6 million related primarily to an increase in unrealized losses on foreign exchange driven mainly by translation of United States dollar balances in pound sterling denominated entities and an increase in professional fees.
•Net Loss: For the second quarter of 2026, the Company generated a net loss attributable to its shareholders of $10.6 million or $(0.26) per share on both basic and fully diluted bases, compared to a net loss attributable to its shareholders of $5.5 million, or $(0.14) per share on both basic and fully diluted bases for the first quarter of 2026.

About Barinthus Bio
Barinthus Biotherapeutics (Nasdaq: BRNS) is a clinical-stage biopharmaceutical company focused on developing novel immunotherapeutic drug candidates for treating autoimmune and inflammatory diseases within the immunology and inflammation ("I&I") space. Helping patients and their families is the guiding principle at the heart of Barinthus Bio. We aim to achieve this by developing truly transformational and highly disease-specific immunotherapies. With a focused pipeline built around its proprietary platform technologies, Barinthus Bio is advancing immunotherapeutic product candidates in autoimmunity including: VTP-1000, which utilizes the Company's SNAP-Tolerance Immunotherapy (SNAP-TI) platform which is designed to treat people with celiac disease. Barinthus Bio’s differentiated technology platform and therapeutic approach, coupled with deep scientific expertise and focus on clinical development, positions the Company to navigate towards delivering treatments that improve the lives of people with autoimmunity. For more information, visit www.barinthusbio.com.
Forward Looking Statements
This press release contains forward-looking statements regarding Barinthus Bio within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, which can generally be identified as such by use of the words “may,” “will,” “plan,” “forward,” “encouraging,” “believe,” “potential,” “expect,” and similar expressions, although not all forward-looking statements contain these identifying words. These forward-looking statements include, without limitation, express or implied statements regarding future expectations, plans and prospects, including product development activities and clinical trials, including timing for readouts of any preliminary, interim or final data for any of our programs, and the anticipated presentation of clinical data for our programs, the Company’s cash runway and cash burn, the Company’s ability to develop and advance current and future product candidates and programs, the Company’s ability to establish and maintain collaborations or strategic relationships, the Company’s ability to regain and maintain compliance with the continued listing requirements of Nasdaq, the proposed transaction with Clywedog, the expected timing of the closing of the proposed transaction, the ability of the parties to complete the proposed transaction considering the various closing conditions, the expected benefits of the proposed transaction, the competitive ability and position of the combined company after completion of the proposed transaction, the anticipated impact of the proposed transaction on the combined company’s business and future financial and operating results, including without limitation the expected cash runway of the combined company, and the expected or estimated amount, achievability, sources, impact and timing of cost synergies and revenue, growth, operational enhancement, expansion and other value creation opportunities from the proposed transaction. Any forward-looking statements in this press release are based on management’s current expectations and beliefs and are subject to numerous risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this press release, including, without limitation, risks and uncertainties related to the success, cost and timing of the Company’s pipeline development activities and planned and ongoing clinical trials, including the risk that the timing for preliminary, interim or final data or initiation of clinical trials may be delayed, the risk that interim or topline data may not reflect final data or results, the Company’s ability to execute on strategy, regulatory developments, the risk that the Company may not achieve the anticipated benefits of our pipeline prioritization and corporate restructuring, the Company’s ability to fund its operations and access capital, the Company’s cash runway, including the risk that the estimate of the cash runway may be incorrect, the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect our business and the price of our securities, the risk that that the proposed transaction may involve unexpected costs, liabilities or delays, or divert management’s attention from our ongoing business operations, the risk of any legal proceedings related to the proposed transaction or otherwise, or the impact of the proposed transaction thereupon, the risk that the anticipated benefits of the proposed transaction may otherwise not be fully realized or may take longer to realize than expected, risks relating to the value of the combined company securities to be issued in the proposed transaction, the risk that the Company may be unable to regain compliance with the continued listing requirements of Nasdaq, the risks associated with global economic uncertainty, including disruptions in the banking industry, the conflicts in Ukraine, Iran, Israel and Gaza, the disruptions in U.S. federal government operations, tariffs imposed by the U.S. and other countries, and the other risks identified in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the Company’s most recent annual report on Form 10-K and subsequent filings the Company may make with the SEC. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company expressly disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

Additional Information and Where to Find It
In connection with the proposed transaction, the combined company has filed with the SEC and mailed or otherwise provided to Barinthus Bio's investors and security holders a registration statement on Form S-4 that contains a joint proxy statement/prospectus (the “Registration Statement”). BARINTHUS BIO’S INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED OR THAT WILL BE FILED BY BARINTHUS BIO WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.

Investors and security holders may obtain a free copy of the Registration Statement and other documents that the combined company files with the SEC (when available) from the SEC’s website at www.sec.gov or at investors.barinthusbio.com.

No Offer or Solicitation
This press release is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Participants in the Solicitation
Clywedog, Barinthus Bio and their respective directors, executive officers, other members of management, certain employees and other persons may be deemed to be participants in the solicitation of proxies from the security holders of Barinthus Bio in connection with the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of Barinthus Bio’s directors and executive officers in Registration Statement. To the extent holdings of Barinthus Bio’s securities by Barinthus Bio’s directors and executive officers have changed since the amounts set forth in the Registration Statement, such changes have been or will be reflected on subsequent Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals in the proposed transaction is included in the Registration Statement. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and Barinthus Bio’s website at investors.barinthusbio.com.

BARINTHUS BIOTHERAPEUTICS PLC
CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS, EXCEPT NUMBER OF SHARES AND PER SHARE AMOUNTS)
(UNAUDITED)

	As of June 30, 2026	As of December 31, 2025
ASSETS
Cash and cash equivalents	$59,295	$70,456
Restricted cash	335	1,396
Research and development incentives receivable	1,281	1,108
Prepaid expenses and other current assets	2,362	4,830
Total current assets	63,273	77,790
Property and equipment, net	3,038	3,523
Intangible assets, net	13,045	14,288
Right of use assets, net	1,618	1,638
Other assets	919	930
Total assets	$81,893	$98,169
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	535	350
Accrued expenses and other current liabilities	8,829	6,249
Deferred income	335	1,396
Operating lease liability - current	1,724	2,023
Total current liabilities	11,423	10,018
Non-current liabilities:
Operating lease liability - non-current	8,571	9,258
Contingent consideration	3,063	2,871
Other non-current liabilities	1,487	1,476
Deferred tax liability, net	215	254
Total liabilities	$24,759	$23,877
Commitments and contingencies
Stockholders’ equity:
Ordinary shares, £0.000025 nominal value; as at June 30, 2026 40,848,893 shares authorized, issued and outstanding and as at December 31, 2025	1	1
Deferred A shares, £1 nominal value; as at June 30, 2026 63,443 shares authorized, issued and outstanding and as at December 31, 2025	86	86
Additional paid-in capital	394,932	393,944
Accumulated deficit	(320,208)	(304,092)
Accumulated other comprehensive loss – foreign currency translation adjustments	(17,738)	(15,731)
Total stockholders’ equity attributable to Barinthus Biotherapeutics plc shareholders	57,073	74,208
Noncontrolling interest	61	84
Total stockholders’ equity	$57,134	$74,292
Total liabilities and stockholders’ equity	$81,893	$98,169

BARINTHUS BIOTHERAPEUTICS PLC
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(IN THOUSANDS, EXCEPT NUMBER OF SHARES AND PER SHARE AMOUNTS)
(UNAUDITED)

	Three months ended		Six months ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Operating expenses
Research and development	$3,923	$7,953	$7,516	$16,243
General and administrative	7,101	15,384	9,629	28,023
Total operating expenses	11,024	23,337	17,145	44,266
Other operating income	5	13	51	342
Loss from operations	(11,019)	(23,324)	(17,094)	(43,924)
Other income/(expense):
Interest income	343	523	693	1,079
Interest expense	(14)	(12)	(27)	(25)
Research and development incentives	42	1,342	191	1,644
Other income	26	320	65	395
Total other income, net	397	2,173	922	3,093
Loss before income tax	(10,622)	(21,151)	(16,172)	(40,831)
Tax benefit	23	25	39	47
Net loss	(10,599)	(21,126)	(16,133)	(40,784)
Net loss attributable to noncontrolling interest	19	2	22	12
Net loss attributable to Barinthus Biotherapeutics plc shareholders	(10,580)	(21,124)	(16,111)	(40,772)

Weighted-average ordinary shares outstanding, basic	40,848,893	40,343,521	40,848,893	40,304,584
Weighted-average ordinary shares outstanding, diluted	40,848,893	40,343,521	40,848,893	40,304,584
Net loss per share attributable to ordinary shareholders, basic	$(0.26)	$(0.52)	$(0.39)	$(1.01)
Net loss per share attributable to ordinary shareholders, diluted	$(0.26)	$(0.52)	$(0.39)	$(1.01)

Net loss	$(10,599)	$(21,126)	$(16,133)	$(40,784)
Other comprehensive (loss)/gain – foreign currency translation adjustments	822	8,295	(2,014)	12,941
Comprehensive loss	(9,777)	(12,831)	(18,147)	(27,843)
Comprehensive loss/(gain) attributable to noncontrolling interest	18	(5)	23	2
Comprehensive loss attributable to Barinthus Biotherapeutics plc shareholders	$(9,759)	$(12,836)	$(18,124)	$(27,841)

Company contact:
ir@barinthusbio.com